Prepared by:

Jody L. Spencer, Esq.
Rogers & Hardin LLP
2700 International Tower
229 Peachtree Street, N.E.
Atlanta, Georgia 30303-1601

After recording, please return to:

Fidelity National Title Insurance Company
990 Hammond Drive, Suite 550
Atlanta, Georgia 30328
Attn: Ms. Cheryl Clark

LIMITED WARRANTY DEED

THIS INDENTURE, made and entered into as of the 10th day of January, 2012, by and between POWDER SPRINGS ROAD ASSOCIATES, L.P., a Georgia limited partnership, whose address is 20 Mansell Court East, Suite 200, Roswell, Georgia 30076 (hereinafter referred to as “Grantor”), and G&E HC REIT II BUCKHEAD SNF, LLC, a Delaware limited liability company, whose address is c/o Grubb & Ellis Healthcare REIT II, Inc., 1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705, Attn: Danny Prosky, President and COO (hereinafter referred to as “Grantee”) (the words “Grantor” and “Grantee” to include their respective heirs, legal representatives, successors and assigns where the context requires or permits);

W I T N E S S E T H, THAT:

GRANTOR, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto said Grantee, all that tract or parcel of land lying and being located in Fulton County, Georgia, and being more particularly described in Exhibit “A” attached hereto and incorporated herein by this reference (hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD the Property, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, only to the proper use, benefit and behoof of the said Grantee forever in FEE SIMPLE, subject to those matters listed on Exhibit “B” attached hereto and incorporated herein by this reference.

AND THE SAID GRANTOR will warrant and forever defend the right and title to the Property unto Grantee against the claims of all persons and entities whomsoever claiming by, through or under Grantor.

IN WITNESS WHEREOF, Grantor has executed and sealed this Limited Warranty Deed on the day and year first above written.

Signed, sealed and delivered in POWDER SPRINGS ROAD ASSOCIATES,

the presence of:	L.P., a Georgia limited partnership
/s/ Philip M. Rees	By: /s/ James J. Andrews	[SEAL]

Unofficial Witness	James J. Andrews, President
/s/ Joan Hudson

Notary Public
My commission expires:
2/21/2014

[NOTARIAL SEAL]

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